Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

U.S. Government Reserves

(fund number 050, trading symbol FGRXX)

and

Fidelity

Cash Reserves

(fund number 055, trading symbol FDRXX)

Prospectus

January 29, 2001

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Prospectus

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

U.S. Government Reserves seeks as high a level of current income as is consistent with the security of principal and liquidity.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing in U.S. Government securities and repurchase agreements for those securities, and entering into reverse repurchase agreements.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Cash Reserves seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

FMR's principal investment strategies include:

  Investing in U.S. dollar-denominated money market securities and repurchase agreements, and entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information illustrates the changes in each fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

U.S. Government Reserves
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	5.65%	3.40%	2.62%	3.85%	5.60%	5.09%	5.29%	5.24%	4.91%	6.08%

During the periods shown in the chart for U.S. Government Reserves, the highest return for a quarter was 1.57% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.61% (quarter ended June 30, 1993).

Prospectus

Fund Summary - continued

Cash Reserves
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	6.00%	3.75%	2.94%	3.96%	5.66%	5.16%	5.34%	5.29%	4.99%	6.19%

During the periods shown in the chart for Cash Reserves, the highest return for a quarter was 1.70% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.71% (quarter ended September 30, 1993).

Average Annual Returns

For the periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
U.S. Government Reserves	6.08%	5.32%	4.77%
Cash Reserves	6.19%	5.39%	4.92%

If FMR had not reimbursed certain fund expenses during these periods, U.S. Government Reserves' returns would have been lower.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund are based on historical expenses, adjusted to reflect current fees. The annual fund operating expenses provided below for U.S. Government Reserves do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Wire redemption fee	$ 5.00
Annual account maintenance fee (for accounts under $2,000)	$ 12.00

Annual fund operating expenses (paid from fund assets)

U.S. Government Reserves	Management fee	0.26%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.20%
	Total annual fund operating expenses	0.46%
Cash Reserves	Management fee	0.26%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.22%
	Total annual fund operating expenses	0.48%

Through arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been 0.45% for U.S. Government Reserves.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

Prospectus

Fund Summary - continued

U.S. Government Reserves	1 year	$ 47
	3 years	$ 148
	5 years	$ 258
	10 years	$ 579
Cash Reserves	1 year	$ 49
	3 years	$ 154
	5 years	$ 269
	10 years	$ 604

Prospectus

Fund Basics

Investment Details

Investment Objective

U.S. Government Reserves seeks as high a level of current income as is consistent with the security of principal and liquidity.

Principal Investment Strategies

FMR invests the fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR also may enter into reverse repurchase agreements for the fund.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Cash Reserves seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. FMR also may enter into reverse repurchase agreements for the fund.

FMR will invest more than 25% of the fund's total assets in the financial services industries.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance. It is important to note that neither the funds' share prices nor their yields are guaranteed by the U.S. Government.

The following factors can significantly affect a fund's performance:

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure. Issuers located in foreign countries and entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

U.S. Government Reserves seeks as high a level of current income as is consistent with the security of principal and liquidity.

Cash Reserves seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.

Prospectus

Fund Basics - continued

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued on the basis of amortized cost.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-9865

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Prospectus

Shareholder Information - continued

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Minimums

To Open an Account	$2,500
For certain Fidelity retirement accountsA	$500
To Add to an Account	$250
Through regular investment plans	$100
Minimum Balance	$2,000
For certain Fidelity retirement accountsA	$500

A Fidelity Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

These minimums may be lower for purchases through a Fidelity GoalPlannerSM  account in Cash Reserves. There is no minimum account balance or initial or subsequent purchase minimum for investments throughPortfolio Advisory ServicesSM , a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Prospectus

Shareholder Information - continued

Selling Shares

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-9865

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Fidelity Automatic Exchange Service to exchange to another Fidelity fund.
Check	Write a check to sell shares from your account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  Currently, there is no limit on the number of exchanges out of a fund.
  Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the funds.

Automatic Investment Programs. Fidelity offers convenient services that let you automatically transfer money into your account or between accounts. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic exchange programs can be a convenient way to move money between your investments.

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.
Minimum $100	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.

Other Features. The following other features are also available to buy and sell shares of the funds.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  There will be a $5.00 fee for each wire redemption.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Checkwriting To redeem shares from your account.
  To set up, complete the appropriate section on the application.
  All account owners must sign a signature card to receive a checkbook.
  You may write an unlimited number of checks.
  Minimum check amount: $500.
  Do not try to close out your account by check.
  To obtain more checks, call Fidelity at 1-800-544-6666.

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Prospectus

Shareholder Information - continued

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1, 2001 using regular investment plans.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions you receive from each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

3. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 billion in discretionary assets under management.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The monthly management fee for each fund is calculated by adding a group fee to an income-related fee.

The income-related fee varies depending on the level of the fund's monthly gross income from an annualized rate of 0.05% (at a fund annualized gross yield of 0%) to 0.27% (at a fund annualized gross yield of 15%) of the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase. The group fee rate is divided by twelve and multiplied by the fund's average net assets throughout the month.

For November 2000, the group fee rate was 0.1263%.

The total management fee for the fiscal year ended November 30, 2000, was 0.23% of the fund's average net assets for U.S. Government Reserves and 0.24% of the fund's average net assets for Cash Reserves. For the fiscal year ended November 30, 2000, each fund paid FMR a management fee composed of a group fee, an individual fund fee of 0.03% of the fund's average net assets, and an income-based fee of 6% of the fund's monthly gross income in excess of an annualized 5% yield.

FMR pays FIMM for providing sub-advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

U.S. Government Reserves

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.058	.048	.052	.051	.050
Less Distributions
From net investment income	(.058)	(.048)	(.052)	(.051)	(.050)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	6.00%	4.86%	5.29%	5.26%	5.12%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,495	$ 1,542	$ 1,427	$ 1,290	$ 1,243
Ratio of expenses to average net assets	.43%	.41%	.45%	.48%	.51%
Ratio of expenses to average net assets after expense reductions	.42% B	.40% B	.44% B	.48%	.50% B
Ratio of net investment income to average net assets	5.85%	4.77%	5.16%	5.13%	5.02%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Cash Reserves

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.060	.048	.052	.052	.051
Less Distributions
From net investment income	(.060)	(.048)	(.052)	(.052)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	6.13%	4.94%	5.34%	5.30%	5.18%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 44,214	$ 37,981	$ 30,700	$ 23,498	$ 21,241
Ratio of expenses to average net assets	.46%	.44%	.47%	.49%	.51%
Ratio of expenses to average net assets after expense reductions	.46%	.44%	.47%	.48% B	.51%
Ratio of net investment income to average net assets	5.97%	4.85%	5.20%	5.22%	5.06%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-2890

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Fidelity GoalPlanner and Portfolio Advisory Services are service marks of FMR Corp.

1.733075.102 CAS/FUS-pro-0101 L